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                                                                 EXHIBIT 10.5(c)

                                                                  EXECUTION COPY


                    LIMITED WAIVER TO LEHMAN CREDIT AGREEMENT

         This LIMITED WAIVER TO LEHMAN CREDIT AGREEMENT (the "Waiver") is dated as of November 18, 2003, by and among (1) Link Energy Limited Partnership (formerly EOTT Energy Operating Limited Partnership) ("Link OLP"), Link Energy Canada Limited Partnership (formerly EOTT Energy Canada Limited Partnership) ("Link Canada"), EOTT Energy Liquids, L.P. ("EOTT Liquids") and Link Energy Pipeline Limited Partnership (formerly EOTT Energy Pipeline Limited Partnership) ("Link Pipeline", and together with Link OLP, Link Canada and EOTT Liquids, the "Borrowers"), Link Energy LLC (formerly EOTT Energy LLC) ("Link LLC"), Link Energy General Partner LLC (formerly EOTT Energy General Partner, L.L.C.) ("Link GP", and together with Link LLC, the "Guarantors"), (2) Lehman Commercial Paper, Inc. ("Lehman Commercial"), Farallon Capital Partners, L.P. ("Farallon Capital"), Farallon Capital Institutional Partners, L.P. ("Farallon Institutional"), Farallon Capital Institutional Partners II, L.P. ("Farallon II"), Farallon Capital Institutional Partners III, L.P. ("Farallon III"), Tinicum Partners, L.P. ("Tinicum"), Fortress Credit Opportunities I LP ("Fortress I") and Fortress Credit Opportunities II LP ("Fortress" and together with Lehman Commercial, Farallon Capital, Farallon Institutional, Farallon II, Farallon III and Tinicum, the "Term Lenders") and (3) Lehman Brothers Inc. as Term Lender Agent (the "Term Lender Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Lehman Credit Agreement (as defined below).

                  WHEREAS, the Borrowers, each Guarantor, the Term Lenders and the Term Lender Agent entered into that Term Loan Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Lehman Credit Agreement"); and

                  WHEREAS, the Borrowers and Guarantors have requested, and the Term Lenders and the Term Lender Agent are willing to grant, a waiver with respect to the Lehman Credit Agreement, as set forth herein subject to the terms and conditions contained herein.

                  NOW THEREFORE, in consideration of the premises contained in this Waiver, and fully intending to be legally bound by this Waiver, the Borrowers, the Guarantors, the Term Lenders and the Term Lender Agent hereby agree as follows:

         SECTION 1. LIMITED WAIVER. Effective as of the Effective Date, the Term Lenders and the Term Lender Agent hereby waive any Event of Default pursuant to
(i) Section 11(d) of the Lehman Credit Agreement resulting from (A) the Borrowers having permitted (x) Consolidated EBIDA for the Reference Period ended on September 30, 2003 to be less than $6,551,000 and (y) Consolidated EBIDA for the Reference Period ended on October 31, 2003 to be less than $8,680,000, in breach of Section 10(o) of the Lehman Credit Agreement, (B) the Borrowers having permitted (x) the ratio of Consolidated EBIDA to Consolidated Total Interest Expense for the Reference Period ended on September 30, 2003 to be less than 0.62:1.00 and (y) the ratio of Consolidated EBIDA to Consolidated Total Interest Expense for the Reference Period ended on October 31, 2003 to be less than 0.79:1.00, in breach of Section 10(q) of the Lehman Credit

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Agreement, and (C) the Credit Parties' failure to comply with Section 10(a) of the Lehman Credit Agreement as a result of [balancing or make-up obligations owed to third parties due to downward adjustments in estimates of crude oil inventory owned by such third parties], (ii) Section 11(n) of the Lehman Credit Agreement resulting from Link OLP's breaches of the Crude Oil Purchase Agreement and Receivables Purchase Agreement as waived by Section 1 of the Loan Waiver,
(iii) Section 11(h) of the Lehman Credit Agreement resulting from the occurrence of "Events of Default" (under and as defined in the Letter of Credit Agreement) waived by Section 1 of the Loan Waiver and (iv) Section 11(c) of the Lehman Credit Agreement resulting from the occurrence of any "default" or "event of default" under any Credit Document resulting from any Event of Default or Event of Seller Default (x) under the Lehman Credit Agreement waived hereby or (y) under the Letter of Credit Agreement, the Crude Oil Purchase Agreement or the Receivables Purchase Agreement waived pursuant to Section 1 of the Loan Waiver.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. In order to induce the Term Lenders and the Term Lender Agent to enter into this Waiver, the Borrowers and the Guarantors represent and warrant to the Term Lenders and the Term Lender Agent (which representations and warranties shall survive the execution and delivery of this Waiver), that on and as of the Effective Date after giving effect to this Waiver and the Loan Waiver referred to below, (a) all of the representations and warranties contained in the Lehman Credit Agreement and in the other Credit Documents (except to the extent that such representations and warranties relate expressly to an earlier date) are true and correct and (b) no Default or Event of Default under the Lehman Credit Agreement other than those described in Section 1 hereof has occurred and is continuing.

         SECTION 3. CONDITIONS TO EFFECTIVENESS. This Waiver shall be deemed to be effective as of the date hereof (the "Effective Date") only upon (a) the due execution and delivery of this Waiver by the Borrowers, the Guarantors, the Term Lenders and the Term Lender Agent, and (b) the due execution and delivery of a waiver to the Letter of Credit Agreement, the Crude Oil Purchase Agreement and the Receivables Purchase Agreement in the form attached as Exhibit A hereto (the "Loan Waiver") by the Borrowers, the Guarantors, the Standard Chartered Bank and Standard Chartered Trade Services, waiving certain "Events of Default" (under and as defined in the Letter of Credit Agreement, the Crude Oil Purchase Agreement and the Receivables Purchase Agreement).

         SECTION 4. APPLICABLE LAW. THIS WAIVER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

         SECTION 5. EFFECT; RATIFICATION. The waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) except as expressly provided in this Waiver, be a consent to any amendment, waiver or modification of any term or condition of the Lehman Credit Agreement, or of any other Credit Document or (ii) prejudice any right or rights that the Term Lenders or the Term Lender Agent may now have or may have in the future under or in connection with the Lehman Credit Agreement or any other Credit Document. This Waiver shall be construed in connection with and as part of the Lehman Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Lehman Credit Agreement and each other

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Credit Document, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

         SECTION 6. MISCELLANEOUS. It is the understanding of the parties hereto that Link OLP and ChevronTexaco Global Trading shall execute and deliver the Crude Oil Joint Marketing Agreement by no later than November 30, 2003.

         SECTION 7. COUNTERPARTS. This Waiver may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.

         SECTION 8. SEVERABILITY. In case any provision in or obligation under this Waiver shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  [Remainder of page intentionally left blank]

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                  IN WITNESS WHEREOF, each of the undersigned has caused this
Waiver to be executed and delivered as an agreement under seal as of the date first written above.

                               LINK ENERGY LIMITED PARTNERSHIP

                               By:  LINK ENERGY GENERAL PARTNER
                                    LLC, its General Partner

                                    By: ____________________________________
                                        Name:    H. Keith Kaelber
                                        Title:   Executive Vice President
                                                 and Chief Financial Officer

                               LINK ENERGY CANADA LIMITED
                               PARTNERSHIP, as a Borrower

                               By:  LINK ENERGY GENERAL PARTNER
                                    LLC, its General Partner

                                    By: ____________________________________
                                        Name:    H. Keith Kaelber
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                               EOTT ENERGY LIQUIDS, L.P.,
                               as a Borrower

                               By:  LINK ENERGY GENERAL PARTNER
                                    LLC, its General Partner

                                    By: ____________________________________
                                        Name:    H. Keith Kaelber
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

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                                 LINK ENERGY PIPELINE
                                 LIMITED PARTNERSHIP, as a Borrower

                                 By:  LINK ENERGY GENERAL PARTNER
                                      LLC, its General Partner

                                      By: ____________________________________
                                          Name:    H. Keith Kaelber
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer

                                 LINK ENERGY LLC,
                                 as a Guarantor

                                      By: ____________________________________
                                      Name:    H. Keith Kaelber
                                      Title:   Executive Vice President and
                                               Chief Financial Officer

                                 LINK ENERGY GENERAL PARTNER LLC,
                                 as a Guarantor

                                      By: ____________________________________
                                      Name:    H. Keith Kaelber
                                      Title:   Executive Vice President and
                                               Chief Financial Officer

                                 LEHMAN BROTHERS INC.
                                 Term Lender Agent

                                      By: ____________________________________
                                      Name:
                                      Title:

                                 LEHMAN COMMERCIAL PAPER, INC.
                                 a Term Lender

                                      By: ____________________________________
                                      Name:
                                      Title:

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                                   FARALLON CAPITAL PARTNERS, L.P., a
                                   California limited partnership, as a
                                   Term Lender

                                   FARALLON CAPITAL INSTITUTIONAL
                                   PARTNERS, L.P., a California limited
                                   partnership, as a Term Lender

                                   FARALLON CAPITAL INSTITUTIONAL
                                   PARTNERS II, L.P., a California
                                   limited partnership as a Term Lender

                                   FARALLON CAPITAL INSTITUTIONAL
                                   PARTNERS III, L.P., a Delaware
                                   limited partnership, as a Term
                                   Lender

                                   TINICUM PARTNERS, L.P., a New York
                                   limited partnership, a Term Lender

                                   By:  FARALLON PARTNERS, L.L.C.,
                                        as General Partner

                                        By: ____________________________________
                                            Managing Member,
                                            Farallon Partners, L.L.C.

                                   FARALLON CAPITAL OFFSHORE INVESTORS
                                   INC.

                                   By:  FARALLON CAPITAL MANAGEMENT,
                                        L.L.C., its Agent and Attorney-In-Fact

                                        By: ____________________________________
                                            Managing Member,
                                            Farallon Capital Management,
                                            L.L.C.

                                   HIGH YIELD PORTFOLIO, a series of
                                   Income Trust

                                        By: ____________________________________
                                            Name:
                                            Title:

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                                   AXP VARIABLE PORTFOLIO-EXTRA INCOME
                                   FUND, a series of AXP Variable
                                   Portfolio Income Series, Inc.

                                        By: ____________________________________
                                        Name:
                                        Title:

                                   DRAWBRIDGE INVESTMENT PARTNERS LLC,
                                   a Term Lender

                                        By: ____________________________________
                                        Name:
                                        Title:

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                                    FORTRESS CREDIT OPPORTUNITIES I LP,
                                    as a Term Lender

                                    By:  FORTRESS CREDIT OPPORTUNITIES I
                                         GP LLC, as General Partner

                                         By: ___________________________________
                                             Name:
                                             Title:

                                    FORTRESS CREDIT OPPORTUNITIES II LP,
                                    as a Term Lender

                                    By:  FORTRESS CREDIT OPPORTUNITIES II
                                         GP LLC, as General Partner

                                         By: ___________________________________
                                             Name:
                                             Title:

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